American Freightways Corporation
                   American Freightways, Inc.

                            SENIOR NOTE


   No. R-97S-001
   ORIGINAL PRINCIPAL AMOUNT: $47,775,000
   ORIGINAL ISSUE DATE: APRIL 18, 1997
   INTEREST RATE: 8.11%
   INTEREST PAYMENT DATES: JANUARY 18, APRIL 18, JULY 18,
   OCTOBER18
   FINAL MATURITY DATE: APRIL 18, 2012
   PRINCIPAL INSTALLMENT DATES AND AMOUNTS: SEE SCHEDULE A
   ATTACHED    HERETO.

             FOR VALUE RECEIVED, the undersigned, American Freightways Corporation, a corporation organized and existing under the laws of the State of Arkansas ("AFC"), and American Freightways, Inc., a corporation organized and existing under the laws of the State of Arkansas ("AFI", AFC and AFI are collectively referred to herein as the "COMPANIES"), hereby promise to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of FORTY SEVEN MILLION SEVEN HUNDRED SEVENTY FIVE THOUSAND DOLLARS ($47,775,000), payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year-30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.11% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

             Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Companies in writing, in lawful money of the United States of America.

             This Note is one of a series of Senior Notes
   (herein called the "NOTES") issued pursuant to a Master Shelf Agreement, dated as of September 3, 1993, as amended (herein called the "AGREEMENT"), between the Companies and The Prudential Insurance Company of America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

             This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registra tion of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Companies may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies shall not be affected by any notice to the contrary.

             In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

             THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN
   ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                      American Freightways
                                      Corporation

                                      By:  /s/Frank Conner
                                           Executive Vice
                                           President

                                      American Freightways, Inc.

                                      By:  /s/Frank Conner
                                           Executive Vice
                                           President

                           SCHEDULE A


       PRINCIPAL INSTALLMENT    AMOUNT
                DATE

           April 18, 2006     $6,825,000

           April 18, 2007     $6,825,000

           April 18, 2008     $6,825,000

           April 18, 2009     $6,825,000

           April 18, 2010     $6,825,000

           April 18, 2011     $6,825,000

           April 18, 2012     $6,825,000


                American Freightways Corporation
                   American Freightways, Inc.

                          SENIOR NOTE


   No. R-97S-002
   ORIGINAL PRINCIPAL AMOUNT: $2,225,000
   ORIGINAL ISSUE DATE: APRIL 18, 1997
   INTEREST RATE: 8.11%
   INTEREST PAYMENT DATES: JANUARY 18, APRIL 18, JULY 18,
   OCTOBER18
   FINAL MATURITY DATE: APRIL 18, 2012
   PRINCIPAL INSTALLMENT DATES AND AMOUNTS: SEE SCHEDULE A
   ATTACHED HERETO.

             FOR VALUE RECEIVED, the undersigned, American Freightways Corporation, a corporation organized and existing under the laws of the State of Arkansas ("AFC"), and American Freightways, Inc., a corporation organized and existing under the laws of the State of Arkansas ("AFI", AFC and AFI are collectively referred to herein as the "COMPANIES"), hereby promise to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of TWO MILLION TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS ($2,225,000), payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year-30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and pay able, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.11% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

             Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Companies in writing, in lawful money of the United States of America.

             This Note is one of a series of Senior Notes
   (herein called the "NOTES") issued pursuant to a Master Shelf Agreement, dated as of September 3, 1993, as amended (herein called the "AGREEMENT"), between the Companies and The Prudential Insurance Company of America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

             This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registra tion of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Companies may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies shall not be affected by any notice to the contrary.

             In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

             THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN
   ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                      American Freightways
                                      Corporation

                                      By:  /s/Frank Conner
                                           Executive Vice
                                           President

                                      American Freightways, Inc.

                                      By:  /s/Frank Conner
                                           Executive Vice
                                           President

                           SCHEDULE A


       PRINCIPAL INSTALLMENT      AMOUNT
                DATE

           April 18, 2006      $317,857.14

           April 18, 2007      $317,857.14

           April 18, 2008      $317,857.14

           April 18, 2009      $317,857.14

           April 18, 2010      $317,857.14

           April 18, 2011      $317,857.14

           April 18, 2012      $317,857.14